UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                                                   July17, 2008

HARLEYSVILLE NATIONAL CORPORATION
 (Exact name of registrant as specified in its charter)

Pennsylvania                                                       0-15237                                23-2210237
      (State or other jurisdiction                                                                              (Commission File Number)                      (IRS Employer
of incorporation)                                                                                                                               Identification No.)

  483 Main Street, Harleysville, PA                                                                                     19438
      (Address of principal executive offices)                                                                                                                           (Zip Code)

  215-256-8851
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

Item 2.02                      Results of Operations and Financial Condition

Harleysville National Corporation announced the unaudited, consolidated financial results for Harleysville National Corporation and subsidiaries for the quarter ending June 30, 2008.  On July 17, 2008, Harleysville National Corporation issued a press release titled “Harleysville National Corporation Reports Second Quarter Earnings of $7.3 Million,” a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Harleysville National Corporation will file a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents Harleysville has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, Harleysville will arrange to send you the prospectus if you request it by calling toll-free 1-800-423-3955, Extension 62305.  You may also request these documents by e-mail addressed to Harleysville at lchemnitz@hncbank.  These documents are also available by accessing Harleysville’s website at www.hncbank.com and clicking “Investor Information,” then clicking “Documents,” and clicking the most recent Registration Statement under “Other Filings.”

Item 9.01                      Financial Statements and Exhibits

(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits.

Exhibit 99.1: Press Release issued by Harleysville National Corporation dated July 17, 2008, titled, “Harleysville National Corporation Reports Second Quarter Earnings of $7.3 Million.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        HARLEYSVILLE NATIONAL CORPORATION

Dated: July 17, 2008                                                                       /s/ George S. Rapp
                                                                                             George S. Rapp, EVP and Chief Financial Officer

EXHIBIT INDEX

Page

Exhibit 99.1	Press Release, dated July 17, 2008, of Harleysville
National Corporation (filed pursuant to Item 2.02 hereof). 5